2022 Fourth Quarter Earnings Presentation February 22, 2023 Feeling better starts with a single message

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking, including statements regarding our financial condition, anticipated financial performance, achieving profitability, business strategy and plans, market opportunity and expansion and objectives of our management for future operations. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast”, “future”, “intend,” “may,” “might”, “opportunity”, “plan,” “possible”, “potential,” “predict,” “project,” “should,” “strategy”, “strive”, “target,” “will,” or “would”, the negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many important factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: our history of losses; the rapid evolution of our business and the markets in which we operate; our ability to continue growing at the rates we have historically grown, or at all; the development of the virtual behavioral health market; a deterioration in general economic conditions as a result of inflation, increased interest rates or otherwise; competition in our industry; and our relationships with affiliated professional entities to provide physician and other professional services. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in under the caption “Risk Factors” in our Annual Report on Form 10-K for the annual period ended December 31, 2021 filed with the Securities and Exchange Commission (“SEC”) on February 25, 2022 and in our other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations. Certain information contained in this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources, and you are urged not to give undue weight to such third-party information. While the Company believes its internal research is reliable, such research has not been verified by any independent source. This presentation may contain the measure Adjusted EBITDA, Adjusted EBITDA margin, and non-GAAP costs and expenses (including non-GAAP cost of revenue, research and development, sales and marketing, and general and administrative). which are non-GAAP financial measure. For additional information about the measure and a reconciliation to the most closely comparable GAAP measure see the Talkspace Investors Relations website at investors@talkspace.com. Disclaimer

Built to Capitalize on Growing Trend “The V.A. is doing everything it can, including expanding mental health screenings…[to] get them the help they need. We’ve got to do more.” - President Joe Biden, State of the Union (2/7/2023) Current Dynamics Shaping Mental Health Access Demand for covered care dominating TAM growth Policy makers forcing “mental health parity” from insurers Employers reallocating resources to mental health care to supplement insurance offerings1 Incidence of people seeking treatment for mental health care continues to rise and stigma continuing to decline2 Awareness that virtual mental health care is highly efficacious and efficient for both the member and the provider Kathy Hochul Proposes $1 Billion in New Funding for Mental Health January 10, 2023 More Money for Mental-Health Programs Gets Bipartisan Support in Many States February 5, 2023 Willis Towers Watson/MedCity News (January 2023). CDC (September 2022).

4 Executing On Our Strategic Priorities Higher conversion and engagement via product improvements Expanding covered lives and national payor relationships Payor Revenue Growth Scaling growth Driving adoption and reducing friction through product innovation 2. Direct-to-Enterprise Growth Growing provider network while maintaining quality Driving higher clinical efficiency, productivity and retention Improved clinical platform 3. Provider Employer-of-Choice Continued OpEx discipline Optimizing media spend to drive member growth Best-in-class compliance and controls 4. Operational Excellence

5 5 B2B Payor Sessions2 426 274 2021 20222 Revenue1 and % Composition $0 $50 $100 $150 2021 20222 $114 $75 66% $39 34% $55 46% $64 54% $120 Consumer B2B Payor and DTE 500 400 300 200 100 0 USD, millions thousands 2022 Performance Highlights 2022 results are unaudited. Includes sessions from Employee Assistance Programs (“EAP”) and Managed Behavioral Health (“MBH”).

6 6 Q4 Performance Highlights Adjusted EBITA Loss1,2 ($8.9) ($17.6) Q4 ‘21 Q4 ‘222 Revenue1 $0 Q4 ‘21 Q4 ‘222 $29.2 $16.5 56% $12.7 44% $11.0 36% $19.3 64% $30.2 Consumer B2B Payor and DTE $5 $10 $15 $20 $25 $30 $35 USD, millions USD, millions ($25) ($20) ($15) ($10) ($5) $0 2022 results are unaudited. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation.

Revenue and Gross Profit 2022 results are unaudited. Revenue is presented on an as-reported basis. B2B revenue includes post-session member payments related to MBH, with the exception of 1Q ‘22. Revenue1,2 $5 Q1 ‘22 $30.2 $17.3 $12.9 Consumer B2B Payor and DTE $15 $25 $35 USD, millions $29.8 $15.3 $14.6 $29.3 $12.5 $16.8 $19.3 $30.2 $11.0 Q2 ‘22 Q3 ‘22 Q4 ‘22 Gross Profit and % Margin1 $0 Q1 ‘22 $15.0 49.8% Gross Profit $10 $20 USD, millions $14.5 48.7% $14.6 49.8% 53.5% $16.2 Q2 ‘22 Q3 ‘22 Q4 ‘22 $5 $15 % Margin 65% 60% 55% 50% 45% 40% 35%

Revenue Categories Consumer Revenue1 $0 Q1 ‘22 $17.3 $5 $10 $15 USD, millions $15.3 $12.5 $11.0 Q2 ‘22 Q3 ‘22 Q4 ‘22 2022 results are unaudited. Revenue is presented on an as-reported basis. Payor revenue includes post-session member payments related to MBH, with the exception of 1Q ‘22. $20 Payor Revenue1,2 $0 Q1 ‘22 $7.2 $4 $8 $10 USD, millions $9.5 $10.7 Q2 ‘22 Q3 ‘22 Q4 ‘22 $12 DTE Revenue1 $0 Q1 ‘22 $5.7 $2 $4 $6 USD, millions $6.7 $7.3 $8.6 Q2 ‘22 Q3 ‘22 Q4 ‘22 $8 $2 $6 $7.9 $10

2022 results are unaudited. 3Q’22 OpEx includes $0.9M non-recurring expenses; 4Q’22 OpEx includes a $6.1M non-recurring charge related to Goodwill Impairment and a $5.5M accrual for estimated litigation expenses, partially offset by one-time savings related to marketing costs. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation. Operating Expense and Adjusted EBITDA Advertising Spend1 Q1 ‘22 % change QoQ Q2 ‘22 Q3 ‘22 Q4 ‘22 Operating Expenses1,2 $0 Q1 ‘22 $36.2 $20 $30 USD, millions Q2 ‘22 Q3 ‘22 Q4 ‘22 $40 Adjusted EBITA Loss1,2,3 ($0) Q1 ‘22 ($5) ($10) ($15) USD, millions Q2 ‘22 Q3 ‘22 Q4 ‘22 ($20) ($25) (23%) (9%) (16%) $10 $2.4 $3.8 $11.8 $35.6 $34.4 $4.1 $37.2 $18.4 $17.0 $15.5 $8.9 SBC + Non-recurring OpEx $25.4 $30.4 $31.8 $33.9

Operational Excellence Corporate Wide Operational Plan Operating Efficiency Integrated Payor, DTE, and Consumer marketing Nimble operations measured and adjusted real-time Advertising Spend Optimization Sarbanes Oxley compliance Establishing best-in-class processes and controls Fit-For-Purpose Compliance and Controls Objectives and key results of every employee aligned to strategic priorities Disciplined spend in every category Rigorously ROI-focused

Guidance is based on current market conditions and expectations and what we know today. Adjusted EBITDA is a non-GAAP financial measure. We do not provide a forward-looking reconciliation of our guidance for adjusted EBITDA as the amount and significance of items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful. The guidance does not include any future capital disbursements and litigation costs. Fiscal Year 2023 and Break-Even Guidance USD, millions 2023 Guidance1 $95M+ Cash Balance At the End of H1 20243 Break-Even Adjusted EBITDA By the End of H1 2024 Break-Even Guidance1 -$32M to -$28M 2023 Adjusted EBITDA Loss2 $125M to $135M 2023 Revenue

Closing Remarks Diversified revenue streams capitalizing on growing Mental Health awareness and market Leading brand driving customer recognition and organic traffic across distribution channels Improving outcomes and efficiencies from continued product and clinical innovation Growing provider network and improving clinical platform while maintaining quality Establishing operational excellence to support future growth with minimal investment Path to profitability while maintaining strong cash position

Appendix 13

Non-GAAP Financial Measures In addition to our financial results determined in accordance with GAAP, we believe adjusted EBITDA, a non-GAAP measure, is useful in evaluating our operating performance and is a key performance measure that our management uses to assess our operating performance. Because adjusted EBITDA facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes and in evaluating acquisition opportunities. We also use adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial measure, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations or outlook. We believe that the use of adjusted EBITDA is helpful to our investors as it is a metric used by management in assessing the health of our business and our operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Some of the limitations of adjusted EBITDA include (i) adjusted EBITDA does not necessarily reflect capital commitments to be paid in the future and (ii) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and adjusted EBITDA does not reflect these requirements. In evaluating adjusted EBITDA, you should be aware that in the future we will incur expenses similar to the adjustments described herein. Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these expenses or any unusual or non-recurring items. Our adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate adjusted EBITDA in the same manner as we calculate the measure, limiting its usefulness as a comparative measure. Adjusted EBITDA should not be considered as an alternative to loss before income taxes, net loss, loss per share, or any other performance measures derived in accordance with U.S. GAAP. When evaluating our performance, you should consider adjusted EBITDA alongside other financial performance measures, including our net loss and other GAAP results. A reconciliation is provided below for adjusted EBITDA to net loss, the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review our financial statements prepared in accordance with GAAP and the reconciliation of our non-GAAP financial measure to its most directly comparable GAAP financial measure, and not to rely on any single financial measure to evaluate our business. We do not provide a forward-looking reconciliation Adjusted EBITDA guidance as the amount and significance of the reconciling items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These reconciling items could be meaningful. 14

1) For the three months ended December 31, 2022, financial income, net, primarily consisted of $2.7 million in gains resulting from the revaluation of warrant liabilities. For the year ended December 31, 2022, financial income, net, primarily consisted of $3.1 million in gains resulting from the revaluation of warrant liabilities. For the three months ended December 31, 2021, financial income, net primarily consisted of $7.9 million in gains resulting from the revaluation of warrant liabilities. For the year ended December 31, 2021, financial income, net primarily consisted of $36.0 million in gains resulting from the revaluation of warrant liabilities, partially offset by $4.2 million in warrant issuance costs in connection with the closing of the Business Combination. 2) For the three months ended December 31, 2022, non-recurring expenses primarily consisted of a $5.5 million accrual for estimated litigation expenses, partially offset by one-time savings related to marketing expenses. For the year ended December 31, 2022, non-recurring expenses primarily consisted of a $5.5 million accrual for estimated litigation expenses; such accrual represents our best estimate of the total cost the Company may incur for settling the outstanding shareholder litigation claims, including federal, state and derivative actions, pursuant to binding agreements reached with the relevant parties, net of insurance proceeds. For the three months and year ended December 31, 2021, non-recurring expenses primarily consisted of severance costs related to the separation of Oren Frank and Roni Frank, co-founders and former executives of the Company, in November 2021. 15 Reconciliation of Net Income to Adjusted EBITDA Adjusted EBITDA We calculate adjusted EBITDA as net loss adjusted to exclude (i) interest and other expenses (income), net, (ii) tax benefit and expense, (iii) depreciation and amortization (iv) stock-based compensation expense, (v) goodwill impairment charge and (vi) certain non-recurring expenses that do not represent our on-going operations, where applicable.